SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 14, 2015, Vermillion, Inc. (the “Company”) issued a press release announcing the publication of two abstracts reporting positive results regarding the development and validation of OVA2, the Company’s second-generation OVA1 ovarian cancer triage test. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Vermillion, Inc.

Date: May 14, 2015	By:	/s/ Eric J. Schoen
Eric J. Schoen
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

issue

Exhibit No.	Description

99.1	Press Release issued by Vermillion, Inc. on May 14, 2015